SUPPLEMENT DATED MAY 4, 2009
TO THE CLASS S PROSPECTUS
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

Risk/Return Summary

Money Market Fund

The United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (“the Program”) has been extended until September 19, 2009, but will not be extended past that date. The Principal Funds, Inc. Board of Directors approved the Fund’s participation through the Program’s extended date. The Fund’s application is pending with the United States Department of the Treasury.